                                                                    Exhibit 10.1


[EXECUTION COPY]



                SEVENTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

         THIS SEVENTH AMENDMENT AND WAIVER, dated as of April 30, 1999 (this "AMENDMENT"), to the Credit Agreement referred to below is among AAF-McQUAY INC. (formerly known as SnyderGeneral Corporation), a Delaware corporation (the "U.S. BORROWER") AND THE LENDERS PARTIES HERETO.

                              W I T N E S S E T H:

         WHEREAS, THE U.S. BORROWER, CERTAIN FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (THE "LENDERS"), The Bank of Nova Scotia ("SCOTIABANK") and Bank Bumiputra Malaysia Berhad, New York Branch as the Managing Agents for the Lenders, and Scotiabank as the Administrative Agent for the Lenders have entered into the Credit Agreement, dated as of July 21, 1994 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT");

         WHEREAS, the U.S. Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects as set forth below; and

         WHEREAS, the Lenders are willing, on and subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "CREDIT AGREEMENT");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the U.S. Borrower and the Lenders hereby agree as follows.


                                    I. PART
                                   DEFINITIONS

A. SUBPART CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "AMENDMENT" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the THIRD RECITAL.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

                                      -1-

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A.       SUBPART OTHER DEFINITIONS. Terms for which meanings are provided in the
Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                    I. PART
                                AMENDMENTS TO THE
                            EXISTING CREDIT AGREEMENT

         The Existing Credit Agreement is hereby amended in accordance with this Part.

A. SUBPART AMENDMENTS TO ARTICLE I. Article I of the Existing Credit Agreement is hereby amended in accordance with SUBPARTS 2.1.1 and 2.1.2.

1. SUBPART Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical order:

         "KENTUCKY PROPERTY" means the real estate, office facility and manufacturing facility located at 215 Central Avenue, Louisville, Kentucky 40208.

         "MINNESOTA PROPERTY" means the real estate and office facility located at 13600 Industrial Park Boulevard, Minneapolis, Minnesota 55441.

         "SEVENTH AMENDMENT" means the Seventh Amendment and Waiver to this Agreement, dated as of April 30, 1999, among the U.S. Borrower and the Lenders party thereto.

         "SEVENTH AMENDMENT EFFECTIVE DATE" means April 30, 1999.

1. SUBPART Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

         (i) The definition of "Applicable Base Rate Margin" contained in
     Section 1.1 is hereby amended in its entirety to read as follows:

     "APPLICABLE BASE RATE MARGIN" means, on or at any time after the Seventh Amendment Effective Date, with respect to any Revolving Loan, Swing Line Loan or Term-A Loan made or maintained as a Base Rate Loan, a per annum rate of interest determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to CLAUSE (C) of SECTION 7.1.1, equal to:

        (a) 1.00% if the Leverage Ratio is less than 3.5:1 AND the Interest Coverage Ratio is greater than 3.5:1;

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        (b) 1.25% if the Leverage Ratio is less than 3.75:1 AND the Interest
     Coverage Ratio is greater than 3.25:1 AND the foregoing CLAUSE (A) does not apply;

        (c) 1.50% if the Leverage Ratio is less than 4.0:1 AND the Interest Coverage Ratio is greater than 3.0:1 AND the foregoing CLAUSES (A) and (B) do not apply;

        (d) 1.75% if the Leverage Ratio is less than 4.25:1 AND the Interest Coverage Ratio is greater than 2.75:1 AND the foregoing CLAUSES (A), (B) and (C) do not apply;

        (e) 2.00% if the Leverage Ratio is less than 4.50:1 AND the Interest Coverage Ratio is greater than 2.50:1 AND the foregoing CLAUSES (A), (B),
     (C) and (D) do not apply; and

        (f) 2.25% if the Leverage Ratio is greater than or equal to 4.50:1 or the Interest Coverage Ratio is less than or equal to 2.50:1;

     PROVIDED, that the Applicable Base Rate Margin shall only be decreased from the then existing Applicable Base Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same CLAUSE (A), (B), (C), (D), (E) or (F) above; PROVIDED FURTHER, that in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to CLAUSE (C) of SECTION 7.1.1, the Applicable Base Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to 2.25%.

          (ii) The definition of "Applicable L/C Rate Margin" contained in
     Section 1.1 is hereby amended in its entirety to read as follows:

     "APPLICABLE L/C RATE MARGIN" means, on or at any time after the Seventh Amendment Effective Date, with respect to any Letter of Credit, a per annum rate determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to CLAUSE (C) of SECTION 7.1.1, equal to:

          (a) 2.00% if the Leverage Ratio is less than 3.5:1 AND the Interest Coverage Ratio is greater than 3.5:1;

          (b) 2.25% if the Leverage Ratio is less than 3.75:1 AND the Interest Coverage Ratio is greater than 3.25:1 AND the foregoing CLAUSE (A) does not apply;


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          (c) 2.50% if the Leverage Ratio is less than 4.0:1 AND the Interest
     Coverage Ratio is greater than 3.0:1 AND the foregoing CLAUSES (A) and (B) do not apply;

          (d) 2.75% if the Leverage Ratio is less than 4.25:1 AND the Interest Coverage Ratio is greater than 2.75:1 AND the foregoing CLAUSES (A), (B) and (C) do not apply;

          (e) 3.00% if the Leverage Ratio is less than 4.50:1 AND the Interest Coverage Ratio is greater than 2.50:1 and the foregoing CLAUSES (A), (B),
     (C) and (D) do not apply; and

          (f) 3.25% if the Leverage Ratio is greater than or equal to 4.50:1 or the Interest Coverage Ratio is less than or equal to 2.50:1;

     PROVIDED, that the Applicable L/C Rate Margin shall only be decreased from the then existing Applicable L/C Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same CLAUSE (A), (B), (C), (D), (E) or (F) above; PROVIDED FURTHER, that in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to CLAUSE (C) of SECTION 7.1.1, the Applicable L/C Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to 3.25%.

          (iii) The definition of "Applicable LIBO Rate Margin" contained in
     Section 1.1 is hereby amended in its entirety to read as follows:

     "APPLICABLE LIBO RATE MARGIN" means, on or at any time after the Seventh Amendment Effective Date, with respect to any Revolving Loan, Swing Line Loan or Term-A Loan made or maintained as a LIBO Rate Loan, a per annum rate of interest determined by reference to the Leverage Ratio and Interest Coverage Ratio, in each case as indicated in the Compliance Certificate most recently delivered pursuant to CLAUSE (C) of SECTION 7.1.1, equal to:

          (a) 2.00% if the Leverage Ratio is less than 3.5:1 AND the Interest Coverage Ratio is greater than 3.5:1;

          (b) 2.25% if the Leverage Ratio is less than 3.75:1 AND the Interest Coverage Ratio is greater than 3.25:1 AND the foregoing CLAUSE (A) does not apply;

          (c) 2.50% if the Leverage Ratio is less than 4.0:1 AND the Interest Coverage Ratio is greater than 3.0:1 AND the foregoing CLAUSES (A) and (B) do not apply;

          (d) 2.75% if the Leverage Ratio is less than 4.25:1 AND the Interest Coverage Ratio is greater than 2.75:1 AND the foregoing CLAUSES (A), (B) and (C) do not apply;

          (e) 3.00% if the Leverage Ratio is less than 4.50:1 AND the Interest Coverage Ratio is greater than 2.50:1 and the foregoing CLAUSES (A), (B),
     (C) and (D) do not apply; and

          (f) 3.25% if the Leverage Ratio is greater than or equal to 4.50:1 or the Interest Coverage Ratio is less than or equal to 2.50:1;

     PROVIDED, that (x) the Applicable LIBO Rate Margin shall not apply to Swing Line Loans and (y) the Applicable LIBO Rate Margin shall only be decreased from the then existing Applicable LIBO Rate Margin if each of the Interest Coverage Ratio and Leverage Ratio (as reflected in the most recently delivered Compliance Certificate) is contained within the ranges set forth in the same CLAUSE (A), (b), (C), (D), (E) or (F) above; PROVIDED FURTHER, that in the event the U.S. Borrower fails to deliver a Compliance Certificate within 45 days after the end of any Fiscal Quarter as required pursuant to CLAUSE (C) of SECTION 7.1.1, the Applicable LIBO Rate Margin from and including the 46th day after the end of such Fiscal Quarter to but not including the date the U.S. Borrower delivers to the Administrative Agent a Compliance Certificate shall conclusively be equal to 3.25%.

          (iv) The definition of "Commitment Fee Rate" contained in Section 1.1 is hereby amended in its entirety to read as follows:

                                 "COMMITMENT FEE RATE" means, on or at any time after the Seventh Amendment Effective Date, a per annum rate equal to 0.50%."

A. SUBPART AMENDMENT TO SECTION 3.1.2. Clause (b) of Section 3.1.2 of the Existing Credit Agreement is hereby amended by adding the following at the end of such clause:

     "; provided, however, that any Net Disposition Proceeds received from the sale of the Kentucky Property and from the sale of the Minnesota Property shall be applied PRO RATA to the remaining amortization payments of Term-A Loans set forth in CLAUSE (C) of SECTION 3.1.1."

A. SUBPART AMENDMENT TO ARTICLE VI. Article VI of the Existing Credit Agreement is hereby amended by adding a new Section 6.15 to read as follows:

          "SECTION 6.15 YEAR 2000. Each Obligor has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by such Obligor may be unable to recognize and properly perform date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based on such review and program, the Year 2000 Problem could not reasonably be expected to have a Material Adverse Effect."

A. SUBPART AMENDMENT TO SECTION 7.2.11. Clause (d) of Section 7.2.11 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          "(d) such sale, transfer, lease, contribution or conveyance of assets (a "PERMITTED DISPOSITION") (other than capital stock of the U.S. Borrower or any Subsidiary thereof) (i) is in a maximum amount not to exceed $5,000,000 in any Fiscal Year; or (ii) is a sale of the (A) Kentucky Property for a purchase price equal to at least $3,900,000 and (B) Minnesota Property for a purchase price equal to at least $5,500,000; PROVIDED, that the sum of the aggregate amount of cash consideration pursuant to CLAUSE (I) that has not been applied to prepay Loans in accordance with CLAUSE (E) of SECTION 3.1.1 plus the aggregate amount of non-cash consideration from such Permitted Dispositions shall not exceed $1,000,000 in any Fiscal Year; or".

                                    I. PART
                                     WAIVER

A. SUBPART WAIVER. By its signature below, each Lender hereby waives any Default arising under clause (b) of Section 7.2.4 of the Existing Credit Agreement for the Fiscal Quarter ended April 2, 1999.


                                    I. PART
                           CONDITIONS TO EFFECTIVENESS

A. SUBPART SEVENTH AMENDMENT EFFECTIVE DATE. This Amendment, and the amendments and modifications contained herein, shall be and become effective when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent; PROVIDED, that upon such effectiveness, the waiver set forth in SUBPART 3.1 shall be deemed to have become effective as of April 2, 1999.

1. SUBPART EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the U.S. Borrower and the Required Lenders.

1.          SUBPART   AMENDMENT FEES, EXPENSES, ETC.  The Administrative Agent
shall have received for its own account, or for the account of each Lender, as the case may be,

          (1) all fees, costs and expenses due and payable as of the Seventh Amendment Effective Date (including pursuant to Section 10.3 of the Existing Credit Agreement); and

          (1) an amendment fee in an amount equal to 10 basis points on the amount of each Lender's Percentage of the Revolving Loan Commitment multiplied by the Revolving Loan Commitment Amount and the outstanding principal amount of Term Loans owing to such Lender, but payable only to each Lender that has telecopied its executed signature page to this Amendment to the attention of Ms. Grace Avedissian at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910 at or prior to 5:00 p.m. (New York time) on April 30, 1999.

1. SUBPART AFFIRMATION AND CONSENT. The Administrative Agent shall have received, with counterparts for each Lender, a duly executed copy of an Affirmation and Consent to this Amendment, dated as of the date hereof, in form and substance satisfactory to the Administrative Agent, duly executed and delivered by each of the Obligors other than the Borrower.

1. SUBPART LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


                                    I. PART
                         MISCELLANEOUS; REPRESENTATIONS

A. SUBPART CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendment.

A. SUBPART LOAN DOCUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

A. SUBPART FULL FORCE AND EFFECT; LIMITED AMENDMENT AND WAIVER. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments and the waiver set forth herein shall be limited precisely as provided for herein to the provisions expressly amended or waived herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the U.S. Borrower or any other Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the other Loan Documents.

A. SUBPART PAYMENT OF FEES AND EXPENSES. The U.S. Borrower hereby agrees to pay and reimburse the Administrative Agent for all of its reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of counsel to the Administrative Agent.

A. SUBPART SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

A. SUBPART COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

A. SUBPART GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

A. SUBPART COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. After giving effect to the occurrence of the Seventh Amendment Effective Date and the amendments to the Existing Credit Agreement set forth above, the U.S. Borrower represents and warrants to the Agents and the Lenders that the statements set forth in Section 5.2.1 of the Existing Credit Agreement are true and correct.

A. SUBPART ADDITIONAL GENERAL REPRESENTATIONS. In order to induce the Lenders and the Agents to enter into this Amendment, the U.S. Borrower hereby additionally represents and warrants as follows:

     (1) the execution and delivery of this Amendment and the performance by the U.S. Borrower, each of its Subsidiaries and each other Obligor of each of their respective obligations hereunder, under each other Loan Document and under the Existing Credit Agreement as amended hereby, are within such Person's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not (i) contravene such Person's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting such Person or (iii) result in, or require the creation or imposition of, any Lien on any of such Person's properties (other than pursuant to a Loan Document); and

     (1) this Amendment, each other Loan Document and the Existing Credit Agreement as amended hereby are the legal, valid and binding obligations of the U.S. Borrower, each of its Subsidiaries and each other Obligor enforceable in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                 AAF-McQUAY INC.


                                   By
                                     Title:


                                 THE BANK OF NOVA SCOTIA


                                   By
                                     Title:


                                 BANK BUMIPUTRA MALAYSIA BERHAD,
                                      NEW YORK BRANCH


                                   By
                                     Title:


                                  BANK OF AMERICA NATIONAL TRUST
                                       AND
                                       SAVINGS ASSOCIATION


                                   By
                                     Title:

                                   CITICORP USA, INC.


                                   By
                                     Title:


                                   THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LIMITED NEW YORK BRANCH


                                   By
                                     Title:


                                   SOCIETE GENERALE, NEW YORK BRANCH


                                   By
                                     Title:


                                   KZH CRESCENT II LLC


                                   By
                                     Title:


                                   TORONTO DOMINION (TEXAS, INC.)


                                   By
                                     Title:


                                   CRESCENT/MACH I PARTNERS, L.P.

                                By:  TCW Asset Management Company,
                                         its Investment Manager


                                       By

                                             Title:


                                                     CERES FINANCE LTD.


                                   By
                                     Title:


                                   STRATA FUNDING LTD.


                                   By
                                     Title: